Exhibit 99.2
Supplemental Operating and Financial Data
September 30,2006
6745 Engle Road, Suite 300
Middleburg Heights, Ohio 44130
Tel: (440) 234-0700
Fax: (440) 234-8776
www.u-store-it.com

Forward Looking Statements
This presentation contains certain statements that may be considered to be “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. The Company believes that its expectations stated in this presentation are based on reasonable assumptions; however, these statements are subject to certain risks and uncertainties such as national, local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks, increasing interest rates and operating costs; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; acquisition and development risks; changes in real estate and zoning laws or regulations; risks related to natural disasters; potential environmental and other liabilities; and other factors affecting the real estate industry generally or the self-storage industry in particular. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K and its reports on Forms 10-Q and 8-K, which discuss these and other risks and factors that could cause the Company’s actual results to differ materially from any forward-looking statements. These factors could cause results, developments and business decisions to differ materially from historical results or from any results expressed or implied by such forward-looking statements.

About the Company
U-Store-It Trust is a self-administered and self-managed real estate investment trust focused on the ownership, operation, acquisition and development of self-storage facilities in the United States. The Company’s self-storage facilities are designed to offer affordable, easily accessible and secure storage space for residential and commercial customers. As of September 30, 2006, U-Store-It owned 399 properties in 27 states, aggregating approximately 25.4 million rentable square feet.
Third Quarter 2006
Financial Highlights

	Three Months Ended September 30,
(dollars in thousands, except share data)	2006	2005

Net income (loss)	$(1,944)	$1,665
EPS	$(0.03)	$0.04
AFFO	$15,329	$11,555
AFFO per share	$0.27	$0.31
FFO	$12,950	$11,555
FFO per share	$0.23	$0.31
In place annual rent per square foot	$12.23	$10.67
Realized annual rent per square foot	$10.26	$9.56
Percentage of floating rate debt	19.7%	14.6%
Debt to gross assets	49.0%	57.4%
Debt to market capitalization	39.2%	49.5%
Weighted average interest rate on total debt	5.897%	5.786%

Research Coverage
Analyst Contact Information (1):
Michael Knott
Green Street Advisors
(949) 640-8780
David Harris / David Toti
Lehman Brothers
(212) 526-1790 / (212) 526-2002
Jonathan Litt
Citigroup
(212) 816-0231
Jeffrey J. Donnelly
Wachovia Securities
(617) 603-4262
John L. Sheehan / Mark Hoffmeister
A.G. Edwards & Sons
(314) 955-5834
Rick T. Murray / Paul D. Puryear
Raymond James & Associates
(727) 567-2561 / (727) 567-2253
Ross T. Nussbaum
Banc of America Securities LLC
(212) 847-5668
Rod Petrik / Tamara J. Fique
Stefel, Nicolas and Company
(410) 454-4131 / (410) 454-5873
Paul Adornato
Harris Nesbitt
(212) 885-4170
Christopher Pike
Merrill Lynch
(212) 449-1153

(1)	The above information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts’ reports are subject to change without notice.

Common Stock Data
U-Store-It Trust common stock is traded on the New York Stock Exchange under the ticker symbol: YSI. Below is a summary of YSI common stock performance and dividends over the last four quarters (based on New York Stock Exchange closing price):

	Q3 2006	Q2 2006	Q1 2006	Q4 2005
High Price	$21.94	$19.75	$22.28	$21.93
Low Price	$18.51	$16.05	$19.94	$19.04
Quarter-End Closing Price	$21.46	$18.86	$20.15	$21.05

Regular Dividends per share — annualized	$1.16	$1.16	$1.16	$1.16

Annualized Regular Dividend Yield — on Quarter-End Closing Price	5.4%	6.2%	5.8%	5.5%

(in thousands)
Total Common Shares at Quarter-End	57,295	57,207	57,175	57,010
Total OP Units at Quarter-End	5,199	5,199	5,199	5,199

Total Combined Units at Quarter-End	62,494	62,406	62,374	62,209

Market Value of Common Equity at Quarter-End	$1,341,121	$1,176,965	$1,256,836	$1,309,499

Capitalization

(Dollars, shares and units in thousands)	Interest Rate	September 30, 2006
Fixed Rate Debt:
Notes and Mortgages Payable:
loans due December 2006	8.160%	$64,177
loans due November 2006	7.130%	38,539
loans due November 2009	5.085%	88,727
loans due May 2010	5.190%	88,779
loans due January 2011	5.325%	88,750
loans due August 2012	5.130%	80,000
loans due September 2012	4.960%	80,000
loans due November 2015	5.970%	71,383
other loans payable with maturity dates ranging from November 2007 through November 2015 effective interest rates ranging from 5.00% to 6.50%, reflecting 24 mortgage loans	5.47%—8.96%	91,614
other notes	5.970%	138

Fixed rate debt subtotal	5.716%	692,107
Fair market value adjustment on loans, net		1,587

		693,694

Variable Rate Debt:
Line of Credit	6.632%	170,500

Total Debt	5.897%	$864,194

	Shares & Units
	Outstanding	Market Value (1)(2)
Common Stock	57,295	$1,229,550
OP Units	5,199	111,571

Total Common Equity	62,494	$1,341,121

Total Market Capitalization		$2,205,315

(1)	Loans were paid off in November 2006.
(2)	Value based on U-Store-It’s closing price of $21.46 on September 29, 2006.

Properties by State — Total REIT (1)

			Total	% of Total
	Number of	Number	Rentable	Rentable	Occupancy
Facility Location	Facilities	of Units	Square Feet	Square Feet	(2)

California	58	34,033	3,855,389	15.2%	74.3%
Florida	55	36,071	3,975,581	15.6%	84.1%
Texas	42	20,405	2,603,414	10.2%	77.0%
Ohio	34	15,770	2,006,872	7.9%	78.9%
Illinois	27	14,157	1,616,430	6.4%	75.4%
Arizona	26	12,772	1,384,279	5.4%	85.4%
Tennessee	24	12,543	1,689,183	6.6%	83.4%
Colorado	20	10,561	1,208,292	4.8%	82.3%
Connecticut	17	7,373	873,860	3.4%	77.4%
New Jersey	15	10,295	1,011,407	4.0%	78.5%
New Mexico	11	4,214	459,808	1.8%	90.1%
Indiana	9	5,419	606,599	2.4%	77.1%
North Carolina	8	4,743	555,779	2.2%	86.4%
Georgia	6	4,276	515,252	2.0%	72.4%
Mississippi	6	2,743	350,260	1.4%	92.3%
New York	6	3,195	335,300	1.3%	81.9%
Louisiana	6	2,329	334,324	1.3%	93.7%
Maryland	5	4,097	505,808	2.0%	82.4%
Utah	5	2,376	244,948	1.0%	86.6%
Michigan	4	1,787	272,911	1.1%	77.5%
Alabama	3	1,655	234,631	0.9%	81.0%
South Carolina	3	1,281	214,113	0.8%	77.7%
Pennsylvania	2	1,585	177,411	0.7%	84.5%
Virginia	2	1,091	131,368	0.5%	58.0%
Massachusetts	2	1,134	115,541	0.5%	71.7%
Nevada	2	815	98,585	0.4%	70.5%
Wisconsin	1	489	58,713	0.2%	78.0%

Total/Weighted Average	399	217,209	25,436,058	100.0%	80.0%

(1)	Includes properties owned as of September 30, 2006.

(2)	Represents total occupied square feet divided by total rentable square feet, as of September 30, 2006.

Properties by State — Same-Store Portfolio (1)

			Total	% of Total
	Number of	Number of	Rentable	Rentable	Occupancy
Facility Location	Facilities	Units	Square Feet	Square Feet	(2)

Florida	46	29,478	3,217,366	25.0%	85.2%
Illinois	25	13,407	1,517,252	11.8%	75.5%
California	25	11,434	1,353,227	10.5%	74.6%
Ohio	19	8,908	1,121,327	8.7%	80.3%
New Jersey	11	7,247	760,149	5.9%	79.5%
Indiana	9	5,419	606,599	4.7%	77.1%
North Carolina	8	4,743	555,779	4.3%	86.4%
Georgia	5	3,635	431,387	3.3%	72.0%
Maryland	4	3,299	418,638	3.2%	84.4%
Connecticut	8	3,877	415,090	3.2%	72.5%
Tennessee	7	3,070	374,271	2.9%	91.2%
Louisiana	6	2,329	334,324	2.6%	93.7%
Mississippi	5	2,361	301,619	2.3%	94.3%
Michigan	4	1,787	272,911	2.1%	77.5%
Arizona	4	2,223	242,030	1.9%	91.0%
Alabama	3	1,655	234,631	1.8%	81.0%
South Carolina	3	1,281	214,113	1.7%	77.7%
Pennsylvania	2	1,585	177,411	1.4%	84.5%
New York	2	1,563	168,444	1.3%	75.2%
Massachusetts	2	1,134	115,541	0.9%	71.7%
Wisconsin	1	489	58,713	0.5%	78.0%

Total/Weighted Average	199	110,924	12,890,822	100.0%	81.0%

(1)	Includes properties owned as of September 30, 2006.

(2)	Represents total occupied square feet divided by total rentable square feet, as of September 30, 2006.

Properties by Region

Same-Store
						Q3 2006			Q3 2005
				Total	% of Total		Average	Average	Average
		Number of	Number	Rentable	Rentable	Net Rent per	Physical	Economic	Physical
Division	States Included	Facilities	of Units	Square Feet	Square Feet	Square Foot	Occupancy	Occupancy	Occupancy

	CT, IL, IN, MA, MD,
	MI, NJ, NY, OH, PA,
North East	TN, WI	94	51,785	6,006,346	46.6%	$11.28	79.7%	66.7%	80.7%
South Central	AL, LA, MS	14	6,345	870,574	6.8%	$6.94	91.5%	80.1%	83.5%
Southern	FL, GA, NC, SC	62	39,137	4,418,645	34.3%	$11.33	84.7%	72.1%	87.7%
Western	AZ, CA	29	13,657	1,595,257	12.4%	$11.02	78.3%	65.9%	84.5%

Total		199	110,924	12,890,822	100.0%	$10.97	82.0%	69.3%	83.8%

Total Portfolio
						Q3 2006
				Total	% of Total		Average	Average
		Number of	Number	Rentable	Rentable	Net Rent per	Physical	Economic
Division	States Included	Facilities	of Units	Square Feet	Square Feet	Square Foot	Occupancy	Occupancy

	CT, IL, IN, MA, MD,
	MI, NJ, NY, OH, PA,
North East	TN, VA, WI	148	78,935	9,401,403	37.0%	$10.56	79.7%	66.4%
South Central	AL, LA, MS, TX	50	24,227	3,132,353	12.3%	$7.90	82.5%	72.2%
Southern	FL, GA, NC, SC	72	46,371	5,260,725	20.7%	$11.17	83.9%	70.7%
Western	AZ, CA, CO, NM, NV,TX, UT	129	67,676	7,641,577	30.0%	$10.13	80.5%	66.7%

Total		399	217,209	25,436,058	100.0%	$10.26	81.1%	68.1%

Acquisitions Since IPO (Through September 30, 2006)

						Number of Facilities by State
						Top Targeted Markets
		Total			Total
	Acquisition	Rentable	Number		Number								NY		Purchase
	Closing	Square	of	September 30, 2006	of								Metro	Other	Price	Price
Facility/Portfolio	Date	Feet	Units	Occupancy(1)	Facilities	CA	TX	IL	AZ	CO	OH	FL	(9)	States	(’000s)	PSF
Metro Storage Portfolio	October 2004	2,600,958	22,901	75.81%	42	—	—	24	—	—	4	4	—	10	$184,000	$71
National Self Storage Portfolio (2)	July 2005	3,742,582	32,939	83.76%	70	11	15	—	16	5	—	—	—	23	212,000	57
Liberty Self-Stor Portfolio(3)	April 2005	702,553	5,331	81.22%	14	—	—	—	—	—	11	3	—	—	27,200	38
Sure Save Portfolio	February 2006	1,816,754	16,040	71.62%	24	15	1	—	5	—	—	—	—	3	164,500	91
Individual Facility and Small Portfolio Acquisitions:
California, MD	November 2004	67,528	722	87.30%	1	—	—	—	—	—	—	—	—	1	5,700	84
Bradenton II, FL	November 2004	88,103	904	86.60%	1	—	—	—	—	—	—	1	—	—	7,450	85
West Palm Beach II, FL	November 2004	93,915	913	94.40%	1	—	—	—	—	—	—	1	—	—	10,750	114
Dania Beach, FL	November 2004	264,375	1,928	84.00%	1	—	—	—	—	—	—	1	—	—	13,900	53
Gaithersburg, MD	January 2005	87,170	798	72.80%	1	—	—	—	—	—	—	—	—	1	11,800	135
Ford Storage Portfolio	March 2005	257,656	1,642	81.00%	5	—	—	—	—	—	5	—	—	—	15,500	60
A-1 Self Storage Portfolio (4)	March/May 2005	231,457	2,256	83.51%	5	—	—	—	—	—	—	—	5	—	28,100	121
Frisco I, TX	April 2005	51,079	447	95.60%	1	—	1	—	—	—	—	—	—	—	5,700	112
Frisco II, TX	April 2005	71,539	514	74.30%	1	—	1	—	—	—	—	—	—	—	4,200	59
Ocoee, FL	April 2005	76,258	665	83.70%	1	—	—	—	—	—	—	1	—	—	4,950	65
Extra Closet Facilities	May 2005	99,178	750	73.75%	2	—	—	2	—	—	—	—	—	—	6,800	69
Tempe, AZ	July 2005	53,525	408	93.90%	1	—	—	—	1	—	—	—	—	—	2,900	54
Clifton, NJ	July 2005	105,625	1,014	86.70%	1	—	—	—	—	—	—	—	1	—	16,800	159
Elizabeth, NJ	August 2005	40,202	686	58.00%	1	—	—	—	—	—	—	—	1	—	5,300	132
Hoboken, NJ	August 2005	34,681	750	85.00%	1	—	—	—	—	—	—	—	1	—	2,900	84
Colorado Portfolio	September 2005	321,734	2,931	80.97%	7	—	—	—	—	7	—	—	—	—	19,600	61
Miami VI, FL (5)	September 2005	152,075	1,504	72.80%	1	—	—	—	—	—	—	1	—	—	17,700	116
Pensacola, FL	September 2005	79,455	701	95.00%	1	—	—	—	—	—	—	1	—	—	7,900	99
Texas Portfolio (6)	Sept./Nov. 2005	302,889	2,566	67.58%	5	—	5	—	—	—	—	—	—	—	21,000	69
Dallas, TX Portfolio (7)	Oct. 2005/Jan. 2006	455,380	3,575	88.65%	8	—	8	—	—	—	—	—	—	—	29,400	65
Jacksonville, FL	November 2005	79,366	761	42.80%	1	—	—	—	—	—	—	1	—	—	7,200	91
California Portfolio	December 2005	447,905	4,101	74.31%	6	6	—	—	—	—	—	—	—	—	57,000	127
Fredericksburg, VA	December 2005	131,368	1,091	58.02%	2	—	—	—	—	—	—	—	—	2	13,300	101
Nashville, TN Portfolio (8)	Dec. 2005/Jan. 2006	472,927	3,197	77.27%	5	—	—	—	—	—	—	—	—	5	27,850	59
U-Stor Self-Storage Portfolio	February 2006/August 2006	235,500	1,694	83.41%	4	—	—	—	—	4	—	—	—	—	14,300	61
Texas Portfolio (6)	March/June/Sept. 2006	486,399	3,988	62.68%	7	—	7	—	—	—	—	—	—	—	41,200	85
Nickey Mini Storage Portfolio	April 2006	388,168	2,567	83.57%	4	—	—	—	—	—	—	—	—	4	13,600	35
SecurCare Self Storage Portfolio	May 2006	326,377	3,114	86.47%	4	—	—	—	—	4	—	—	—	—	35,700	109
Jernigan Portfolio	July 2006	664,406	5,343	74.82%	9	—	3	—	—	—	4	—	1	1	45,300	68
Bailes Portfolio	August 2006	215,841	1,565	84.40%	3	—	—	—	—	—	—	3	—	—	15,600	72
In & Out Self Storage	August 2006	127,570	932	72.92%	1	—	1	—	—	—	—	—	—	—	7,600	59

Option Facilities:
San Bernardino VII, CA	January 2005	83,756	636	82.10%	1	1	—	—	—	—	—	—	—	—	7,300	87
Orlando II, FL	March 2005	92,944	788	91.40%	1	—	—	—	—	—	—	1	—	—	6,800	73
Boynton Beach II, FL	March 2005	62,276	609	85.00%	1	—	—	—	—	—	—	1	—	—	5,000	80

Total Completed Acquisitions		15,611,474	133,271	79.69%	245	33	42	26	22	20	24	19	9	50	$1,123,800	$72

(1)	Represents occupied square feet divided by total rentable square feet, as of September 30, 2006.

(2)	Two of the initial 71 facilities purchased were consolidated into one facility.

(3)	Information excludes the four facilities that were subsequently sold.

(4)	The acquisition of four of the facilities from A-1 Self Storage was completed in March 2005, and the final facility was acquired in May 2005. Two of the five facilities have been consolidated into one facility.

(5)	This facility represents a consolidation of two facilities.

(6)	The acquisition of four of the facilities was completed in September 2005 and the acquisition of one facility was completed in November 2005. The acquisition of four additional facilities was closed in March 2006, the acquisition of one facility was completed in June 2006 and the acquisition of an additional facility was completed in September 2006

(7)	The acquisition of six of the facilities was completed in October 2005. The acquisition of the final two facilities was completed in January 2006.

(8)	The acquisition of three of the facilities was completed in December 2005. The acquisition of the final two facilities was completed in January 2006.

(9)	New York Metro region includes facilities in New York, New Jersey and Connecticut.